SPECIAL OPPORTUNITIES FUND, INC.

Supplement dated April 11, 2016
to the Prospectus dated June 8, 2012 (the “Prospectus”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus.

The section of the Prospectus entitled “Determination of Net Asset Value” is amended and restated in its entirety as shown below:

 Determination of Net Asset Value
The NAV per share of our outstanding shares of common stock is determined weekly, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which such determination is made. The NAV is calculated weekly at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).
All securities for which market quotations are readily available are valued at the composite closing price at the valuation time, or, if no sales price is available at that time, at the composite bid quotation as of valuation time. U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued at the price supplied by a pricing service. Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value (as determined in good faith by, or under the supervision of, the Board of Directors), the securities will be priced at fair value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.  It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Please retain this Supplement for future reference.